Intangible Assets (Details 1)	Sep. 30, 2020 USD ($)
Annual amortization of intangible assets are as follows:
Remaining in 2020	$ 10,292
2021	41,042
2022	41,042
2023	41,042
2024	41,042
Thereafter	438,902
Net	$ 572,320